UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2015

ARTHUR J. GALLAGHER & CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-09761	36-2151613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pierce Place, Itasca, Illinois	60143-3141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 773-3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 9, 2015, Arthur J. Gallagher & Co. (the “Company”) announced plans to hold an informal management meeting on Wednesday, December 16, 2015. In connection with the meeting, the Company has made a webcast of the meeting and related presentation materials available through the investor relations page of its web site. The webcast contains commentary from the Company’s Chief Financial Officer, and the presentation materials include certain estimates relating to 2015 and 2016 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2015

ARTHUR J. GALLAGHER & CO.

By:	/s/ Walter D. Bay
Name:	Walter D. Bay
Title:	Vice President, General Counsel and Secretary

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